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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 16, 2003
                                                         ----------------

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

         New Jersey                      0-29030                 22-3475473
         ----------                      -------                 ----------
(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                  399 Route 23
           Franklin, New Jersey                                07416
           --------------------                                -----
           (Address of principal executive offices)          (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------

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






Item 5. Other events.
        -------------

     The Registrant issued a press release on October 16, 2003 announcing the declaration of a 5% stock dividend payable on November 24, 2003 to shareholders of record as of November 3, 2003.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (a)  None.
        (b)  None.
        (c) Exhibits: Exhibit 99 -- Press release announcing third quarter 2003 results and stock dividend.

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------

     The Registrant issued a press release on October 16, 2003 announcing the Registrant's results of operations for the third quarter of 2003.

     The information furnished in this report, including the exhibit to the Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




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


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SUSSEX BANCORP
                                         --------------
                                         (Registrant)

Dated:   October 16, 2003                By: /s/ Candace A. Leatham
                                         ---------------------------------------
                                         CANDACE A. LEATHAM
                                         Executive Vice President and Treasurer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                    Page No.
-----------       -----------                                    --------

99                Press release announcing the Registrant's      5 - 7
                  third quarter results for 2003 and the
                  declaration of a 5% stock dividend payable on November 24, 2003 to shareholders of record as of November 3, 2003.







                                  Page 4 of 7